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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 24, 1999
                        (Date of earliest event reported)


                                    DQE, Inc.
             (Exact name of Registrant as specified in its charter)



 Pennsylvania                        1-10290                     25-1598483
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  (State of                   (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)

                    Cherrington Corporate Center, Suite 100
                            500 Cherrington Parkway
                         Coraopolis, Pennsylvania 15108
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (412) 262-4700


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Items 1-4.  Not Applicable.

Item 5.  Other.

          Incorporated herein by reference as Exhibit 99.1 is a press release, dated September 27, 1999 issued by DQE, Inc.'s wholly-owned subsidiary, Duquesne Light Company. Incorporated herein by reference as Exhibits 2.1 and 2.2, respectively, are the Asset Purchase Agreement and the POLR Agreement related to the transaction discussed in the press release.

Item 6.  Not Applicable.

Item 7.  Exhibits.

          2.1 Asset Purchase Agreement, dated as of September 24th, 1999, by and between Duquesne Light Company, Orion Power Holdings, Inc., and The Cleveland Electric Illuminating Company, Ohio Edison and Pennsylvania Power Company. The schedules and exhibits to this document are not filed herewith, but will be furnished supplementally to the SEC upon request.

          2.2 POLR Agreement, dated as of September 24, 1999 by and between Duquesne Light Company and Orion Power Holdings, Inc.. The schedules and exhibits to this document are not filed herewith, but will be furnished supplementally to the SEC upon request.

          99.1 Press Release, dated September 27, 1999, issued by Duquesne Light Company.

Items 8-9.  Not Applicable.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       DQE, Inc.
                                        ----------------------------------------
                                                      (Registrant)


September 29, 1999                      /s/ MORGAN K. O'BRIEN
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      (Date)                                           (Signature)
                                                    Morgan K. O'Brien
                                         Vice President - Corporate Development